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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 12, 2007

                            SANGAMO BIOSCIENCES, INC.
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               (Exact name of registrant specified in its charter)

            Delaware                  000-30171             68-0359556
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  (State or other jurisdiction       (Commission         (I.R.S. Employer
        of incorporation)            File Number)       Identification No.)

  501 Canal Blvd, Suite A100, Richmond, California            94804
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     (Address of principal executive offices)               (Zip Code)

           Registrant's telephone, including area code: (510) 970-6000


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         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

      (e) On April 12, 2007, the Compensation Committee adopted a senior management bonus plan covering the senior management of the Company, including the Company's five executive officers: Edward O. Lanphier II, Dale G. Ando, M.D., David Ichikawa, Philip Gregory, D. Phil., and Greg S. Zante ("Executives"). Under the plan, bonuses of up to 25% of base salary for Messrs. Ando, Ichikawa, Gregory and Zante and of up to 50% of base salary for Mr. Lanphier will be awarded by the Compensation Committee to the Executives based on the Company's achievement of corporate objectives for 2007 and the performance of each Executive. The 2007 corporate objectives include attaining certain goals with respect to ongoing clinical trials, initiation of certain new ZFP Therapeutic Phase 1 clinical trials, consummating certain business development transactions, defined progress in pre-clinical programs and technology applications, and cash management. Awards will be based on the Compensation Committee's judgment of the degree to which the Company achieves its 2007 corporate objectives and the contribution of each Executive towards the Company's success.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  SANGAMO BIOSCIENCES, INC.


Date:  April 18, 2007                             By:    /s/ Greg S. Zante
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                                                  Name:  Greg S. Zante
                                                  Title: Vice President, Finance
                                                  and Administration